UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22022

Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2014 – October 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/agc, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2015

DEAR SHAREHOLDER

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2015.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2015, Advent managed approximately $8.4 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums. The Fund’s non-fundamental investment policies were changed during the period and took effect in January 2015. Please see the Questions & Answers section following for more information.

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of -5.10% and a total return of -0.30% based on NAV. As of October 31, 2015, the Fund’s market price of $5.78 represented a discount of 18.01% to NAV of $7.05.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Each month from November 2014 through October 2015, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 9.76% based upon the last closing market price of $5.78 as of October 31, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. A portion of the Fund’s distributions for the 12 months ended October 31, 2015 consisted of a return of capital. Please see the

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2015

Questions & Answers section and Note 2(n) on page 44 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 63 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund II
November 30, 2015

4 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2015

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President, and Chief Investment Officer. In the following interview, the management team discusses the convertible securities and high-yield markets and Fund performance for the 12-month period ended October 31, 2015.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts, and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Discuss the changes to the Fund’s non-fundamental investment policies during the period.

Modifications to non-fundamental investment policies approved by the Board of Trustees of the Fund took effect on January 12, 2015. Prior to January 12, 2015, the Fund invested at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible assets in non-convertible income-producing securities. Pursuant to the policy changes that became effective January 12, 2015, under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. The Fund must invest a minimum of 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities. These modifications were designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the Investment Manager’s expanded investment capabilities and ability to manage risk.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent has reallocated the Fund’s portfolio over time to establish a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent now uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last 12 months.
World equity and convertible bond markets returned profits to investors on a local currency basis for the last year ended October 31, 2015, although losses, some sharp, occurred in some emerging market countries. The global convertible bond markets are mostly exposed to developed countries, whose equity indices largely had positive returns, highlighted by European and Japanese central bank quantitative easing leading asset prices higher, whether equity or bond. In the U.S. a strong domestic economy helped equity markets shake off slowdowns in emerging markets and the higher dollar, although the high-yield corporate bond markets were weighed down by higher exposure to commodities.

Another key determinant of returns in a global portfolio was currency exposure, with two important currencies as examples. The euro fell from 1.25 per dollar to 1.10, and the Japanese yen fell from 113 per dollar to 121 during the year. The 5.9% local currency return of the Bank of America Merrill Lynch Global 300 Convertible Index was more than halved to 2.7% in U.S. dollar terms if an American investor did not hedge the currency exposure. The Fund’s recent policy has remained to hedge all foreign currency exposures back to the U.S. dollar.

By sector, strong gains were to be had in the consumer discretionary, health care, and technology areas, and the global convertible markets have strong representation in the latter two areas. The common theme here is U.S. and developed market consumption exposure in these sectors as opposed to industrial or commodity exposure to emerging markets, where returns were weaker and economic growth declined. Low U.S. borrowing rates, strong employment, and merger and acquisition activity all contributed to outperformance in the better sectors.

6 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of -5.10% and a total return of -0.30% based on NAV. As of October 31, 2015, the Fund’s market price of $5.78 represented a discount of 18.01% to NAV of $7.05. As of October 31, 2014, the Fund’s market price of $6.66 represented a discount of 12.71% to NAV of $7.63.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of October 31, 2015, including borrowing and reverse repurchase agreements, was $170 million, approximately 43% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The NAV return for the Fund was moderately below the cost of leverage for the fiscal year. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal year. That said, Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.

What was the impact of the Fund’s covered call strategy?
For much of the fiscal year, the Chicago Board Options Exchange Volatility Index (VIX), stayed at generational lows below 15. This kept the benefit of writing covered calls against equities relatively low compared to the upside foregone should the equity perform well. As markets corrected in late summer, and global investors began anticipating a Federal Reserve interest rate hike, the VIX rose and generally stayed above 15 for the remainder of the fiscal year. Having separately raised the allocation to equities due to more attractive valuations, the Advisor began writing more options against these equities to capitalize on the higher volatility, seeing to generate gains for option writing premiums.

How did related market measures perform in this environment?
For the 12-month period ended October 31, 2015, the return of the Bank of America Merrill Lynch Global 300 Convertible Index was 5.93% (local currency).

The return of the Bank of America Merrill Lynch High Yield Master II Index was -2.05%.

These indicies are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs,

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

advisory fees, and other expenses, while these indices do not. These indices are intended as measures of broad market return.

Please discuss the Fund’s distributions.
Each month from November 2014 through October 2015, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 9.76% based upon the last closing market price of $5.78 as of October 31, 2015. There is no guarantee of any future distributions, or that the current returns and distribution rate will be maintained. For the 12 months ended October 31, 2015, 64% of the Fund's distributions consisted of investment company taxable income or net capital gain and 36% consisted of return of capital. While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(n) on page 45 for more information on distributions for the period.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2015, and how did this influence performance?
As of October 31, 2015, 57.6% of the Fund’s total investments were invested in convertible bonds, convertible preferred securities, and mandatory convertibles; 26.5% in corporate bonds; 12.9% in equities; 0.7% in senior floating rate interests; and 2.3% in cash and cash equivalents.

As of October 31, 2014, 64.5% of the Fund’s total investments were invested in convertible bonds, convertible preferred securities, and mandatory convertibles; 28.5% in corporate bonds; 3.8% in equities; 0.7% in senior floating rate interests; and 2.5% in cash and cash equivalents.

The change in allocations, chiefly from more equities compared to convertible bonds, came about mostly starting in the late summer, as the global market corrections presented new opportunities to invest in straight bonds and international equities at attractive valuations. Parts of the convertible markets have high valuations compared to theoretical models, which has led Advent to deemphasize those areas. Within convertibles, the allocation to mandatory instruments and preferred stocks increased from 7.5% to 9.6%, as this part of the market remained attractively valued compared to traditional convertibles.

International investments were 38% of the total on October 31, 2015, compared to 34% a year ago. Positive quantitative easing policies drove more investment opportunities in both bonds and equities in developed foreign markets, which are key issuers of convertibles, such as Europe and Japan. The Fund

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

also allocated more capital to Europe in the summer after markets corrected during another funding crisis in Greece, which was eventually resolved.

Which investment decisions had the greatest effect on the Fund’s performance?
Among the large winners for the Fund over the period were holdings related to Ctrip.com International Ltd., Fiat Chrysler Automobiles N.V., Telecom Italia Finance S.A., and China Power International Development.

Convertibles in Chinese travel provider Ctrip.com International Ltd. (1.1% of long-term investments at period end) enjoyed the stock’s steady rise through the year, as the company continued to grow very quickly in penetrating Chinese society’s rapid growth spend in leisure and business travel. Ctrip obtained an equity infusion from U.S. peer Priceline Group and invested in competitors eLong and Qunar during the year, both of which reduced perceptions of competition and helped the earnings multiple.

Mandatory convertibles in global automobile maker Fiat Chrysler Automobiles N.V. (0.2% of long-term investments at period end) performed well as the company enjoyed good growth in its main continent of profits North America and the company had a successful spinoff of its subsidiary Ferrari late in the fiscal year.

Mandatory convertibles in telecom carrier conglomerate Telecom Italia Finance S.A. (1.1% of long-term investments at period end) gained after two other Italian carriers merged to help the competitive dynamic, and largest shareholder Vivendi added to its stake, spurring speculation about beneficial merger and acquisition possibilities.

Independent power producer China Power International Development (not held at period end) and its convertibles performed well, as falling input costs for coal spurred earnings growth and the government delayed planned tariff cuts. The bonds were sold as they went further in-the-money before the Chinese equity markets plunged in the summer.

Among the leading detractors for the Fund over the last year were holdings related to Volkswagen AG, Micron Technology, Inc., and SunEdison, Inc.

Equity in German carmaker Volkswagen AG (not held at period end) declined after the company was revealed to have altered emissions on certain models based on the testing environment. This development and further potential liabilities were a surprise to all shareholders and the positions were sold.

Convertibles of semiconductor manufacturer Micron Technology, Inc. (0.3% of long-term investments at period end) suffered as the company experienced declining profitability after falling behind lower-cost Asian competition and dealing with a downward personal computer (PC) spending cycle in front of Windows 10.

Convertibles in renewable-energy-projects company SunEdison, Inc. (not held at period end) declined after investors became concerned the company was overreaching with acquisitions and project signings in a period where financing and cost of capital were becoming more difficult. Slowing of growth and margin in backlogged projects also contributed to the decline.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

Do you have any other comments about the markets and the Fund?
At the close of the Fund’s fiscal year, debate was centered around monetary policy moves, with possible further easing in Europe and Japan and a possible first tightening in almost a decade by the U.S. Federal Reserve. Convertible bonds (and high-yield bonds, at times) have often performed very well in times of domestic rising interest rate environments due to the connection with a strong U.S. economy and growth of corporate profits. The slope of the Federal Reserve’s normalization policy as 2016 progresses and the resumption of corporate profit growth are key to realizing this scenario, and corporate credit spreads, which widened during the fiscal year just closed, have an upside return scenario from the same variables.

Reaction of the European and Japanese economies to past and future monetary policy support are also key to the respective equity markets and corporate credit spreads in those geographies. Risk of foreign holdings depreciating in foreign currencies due to the rise of the U.S. dollar is generally offset by the Fund’s currency hedging policies. Higher volatility from greater uncertainty in both the U.S. monetary policy and foreign economic growth debates can be beneficial to Fund investors through the volatility pricing mechanism in convertible bonds and the opportunity to realize option income through the Fund’s equity holdings and investment policies regarding covered calls.

Index Definitions
Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs and it is not possible to invest directly in an index.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations
The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/agc for a more detailed discussion about Fund risks and considerations.

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND SUMMARY (Unaudited)			October 31, 2015

Fund Statistics
Share Price				$5.78
Net Asset Value				$7.05
Discount to NAV				-18.01%
Net Assets ($000)				$227,431

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(05/29/07)
Advent Claymore Convertible Securities
and Income Fund II
NAV	-0.30%	6.86%	2.49%	-2.93%
Market	-5.10%	3.56%	-0.97%	-4.85%

Portfolio Breakdown			% of Net Assets
Investments:
Convertible Bonds				83.6%
Corporate Bonds				46.3%
Common Stocks				22.5%
Convertible Preferred Stocks				16.8%
Short Term Investments				4.0%
Senior Floating Rate Interests				1.3%
Total Investments				174.5%
Call Options Written				-0.2%
Other Assets & Liabilities, net				-74.3%
Net Assets				100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	October 31, 2015

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2015, 36% of the distributions were characterized as return of capital.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2015

% of Long-Term
Country Breakdown	Investments
United States	64.6%
Japan	5.4%
France	4.8%
Germany	3.9%
Netherlands	3.8%
Canada	2.4%
Cayman Islands	1.8%
Austria	1.6%
United Kingdom	1.4%
Italy	1.2%
Luxembourg	1.1%
Switzerland	0.9%
Australia	0.7%
Bermuda	0.7%
Spain	0.7%
China	0.7%
United Arab Emirates	0.6%
Mexico	0.6%
Marshall Islands	0.5%
Hungary	0.5%
India	0.4%
Belgium	0.4%
Taiwan	0.4%
Ireland	0.3%
Liberia	0.3%
Jersey	0.3%
Subject to change daily.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS	October 31, 2015

	Shares	Value

COMMON STOCKS† – 22.5%
Consumer, Non-cyclical – 7.8%
Cigna Corp.1	19,181	$ 2,571,021
Gilead Sciences, Inc.2	21,700	2,346,421
GlaxoSmithKline plc ADR1	50,400	2,170,224
Biogen, Inc.*,2	6,000	1,743,060
Valeant Pharmaceuticals International, Inc.*	18,300	1,715,991
Mylan N.V.*,1	32,300	1,424,107
Amgen, Inc.*,1	7,800	1,233,804
Endo International plc*,1	20,000	1,199,800
Roche Holding AG	4,000	1,088,714
Olympus Corp.	30,000	1,020,510
Incyte Corp.*,1	7,000	822,710
Cempra, Inc.*,1	22,500	499,500
Total Consumer, Non-cyclical		17,835,862

Consumer, Cyclical – 6.3%
General Motors Co.2	90,800	3,169,828
Bayerische Motoren Werke A.G.	127,776	2,864,543
MGM Resorts International*,1,2	103,700	2,404,803
Yum! Brands, Inc.1	25,000	1,772,750
Royal Caribbean Cruises Ltd.2	16,900	1,662,115
Faurecia1	33,609	1,337,657
Daimler AG — Class D	12,046	1,050,823
Total Consumer, Cyclical		14,262,519

Financial – 3.2%
Citigroup, Inc.2	34,400	1,829,048
Azimut Holding SpA	66,000	1,595,932
Unibail-Rodamco SE REIT	5,580	1,566,259
ING Groep N.V.1	85,752	1,253,698
NorthStar Realty Finance Corp. REIT*,1	91,500	1,098,915
Total Financial		7,343,852

Technology – 2.6%
Apple, Inc.2	17,000	2,031,500
Xilinx, Inc.	142,411	2,019,612
QUALCOMM, Inc.1	32,100	1,907,382
Total Technology		5,958,494

Industrial – 1.4%
Deutsche Post AG1	52,000	1,554,950
Koninklijke Philips N.V.	56,637	1,538,450
Total Industrial		3,093,400

See notes to financial statements.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value

COMMON STOCKS† – 22.5% (continued)
Basic Materials – 0.7%
BASF SE1	20,322	$ 1,673,102

Energy – 0.5%
Occidental Petroleum Corp.1	15,000	1,118,100
Total Common Stocks
(Cost $51,746,058)		51,285,329

CONVERTIBLE PREFERRED STOCKS† – 16.8%
Consumer, Non-cyclical – 6.1%
Allergan plc
5.50% due 03/01/181	6,446	6,746,577
Anthem, Inc.
2.75% due 10/15/421	75,890	3,531,921
Tyson Foods, Inc.
4.75% due 07/15/171	67,307	3,523,521
Total Consumer, Non-cyclical		13,802,019

Communications – 4.5%
Frontier Communications Corp.
11.13% due 06/29/181	103,554	10,265,308

Financial – 3.8%
Wells Fargo & Co.
7.50% 1,3	4,519	5,373,091
American Tower Corp.
5.25% due 05/15/171	21,900	2,330,160
AMG Capital Trust II
5.15% due 10/15/371	15,996	932,767
Total Financial		8,636,018

Utilities – 1.5%
Dominion Resources, Inc.
6.38% due 07/01/171	42,510	2,109,771
NextEra Energy, Inc.
6.37% due 09/01/181	26,182	1,376,126
Total Utilities		3,485,897

Basic Materials – 0.3%
Alcoa, Inc.
5.38% due 10/01/171	24,764	783,285

Industrial – 0.3%
Stanley Black & Decker, Inc.
6.25% due 11/17/161	6,100	732,366

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 16.8% (continued)
Energy – 0.3%
Southwestern Energy Co.
6.25% due 01/15/18	19,850	$ 556,594
Total Convertible Preferred Stocks
(Cost $39,255,383)		38,261,487

SHORT TERM INVESTMENTS† – 4.0%
Goldman Sachs Financial Prime Obligations – Administration
Share Class, 0.00%4	8,993,579	8,993,579
Total Short Term Investments
(Cost $8,993,579)		8,993,579
	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.6%
Financial – 19.9%
Element Financial Corp.
4.25% due 06/30/201,5	3,960,000 CAD	$ 3,178,048
5.13% due 06/30/191,5	2,696,000 CAD	2,400,611
Azimut Holding SpA
2.13% due 11/25/201	2,200,000 EUR	2,961,842
Forest City Enterprises, Inc.
3.63% due 08/15/201	2,612,000	2,842,183
Conwert Immobilien Invest SE
4.50% due 09/06/181	1,900,000 EUR	2,676,015
Colony Capital, Inc.
3.88% due 01/15/211	2,748,000	2,656,972
Fidelity National Financial, Inc.
4.25% due 08/15/181	1,135,000	2,221,053
Portfolio Recovery Associates, Inc.
3.00% due 08/01/201	1,970,000	2,130,063
Starwood Property Trust, Inc.
4.00% due 01/15/191	1,993,000	2,049,053
Air Lease Corp.
3.88% due 12/01/181	1,477,000	2,012,413
Deutsche Wohnen AG
0.88% due 09/08/211	1,200,000 EUR	1,904,859
Haniel Finance Deutschland GmbH
0.00% due 05/12/201,6	1,600,000 EUR	1,844,766
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/191	1,500,000 EUR	1,793,013

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Financial – 19.9% (continued)
AYC Finance Ltd.
0.50% due 05/02/191	1,525,000	$ 1,677,500
Criteria CaixaHolding S.A.
1.00% due 11/25/171	1,400,000 EUR	1,618,036
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	800,000 EUR	1,423,761
BNP Paribas S.A.
0.25% due 09/27/161	1,200,000 EUR	1,381,520
Aabar Investments PJSC
1.00% due 03/27/22	1,200,000 EUR	1,380,989
Swiss Life Holding AG
0.00% due 12/02/206	1,125,000 CHF	1,367,062
Radian Group, Inc.
2.25% due 03/01/191	912,000	1,267,110
IMMOFINANZ AG
4.25% due 03/08/18	190,000 EUR	992,749
British Land Co. plc
1.50% due 09/10/17	500,000 GBP	979,690
Haitong International Securities Group, Ltd.
1.25% due 11/04/191	7,000,000 HKD	935,098
Unite Jersey Issuer Ltd.
2.50% due 10/10/181	400,000 GBP	847,628
LEG Immobilien AG
0.50% due 07/01/21	500,000 EUR	791,896
Total Financial		45,333,930

Consumer, Cyclical – 14.8%
Sony Corp.
0.00% due 09/30/226	505,000,000 JPY	4,505,976
Fiat Chrysler Automobiles N.V.
7.88% due 12/15/161	27,500	3,568,124
Iconix Brand Group, Inc.
2.50% due 06/01/161	2,492,000	2,387,648
1.50% due 03/15/181	1,020,000	866,362
Jarden Corp.
1.13% due 03/15/341	2,835,000	3,139,763
Steinhoff Finance Holdings GmbH
4.00% due 01/30/211	1,100,000 EUR	1,834,824
1.25% due 08/11/221	900,000 EUR	1,072,477
Sonae Investments B.V.
1.63% due 06/11/191	2,100,000 EUR	2,316,285

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Consumer, Cyclical – 14.8% (continued)
Faurecia
3.25% due 01/01/181	5,027,000 EUR	$ 2,042,977
Iida Group Holdings Co. Ltd
0.00% due 06/18/206	210,000,000 JPY	1,975,140
Resorttrust, Inc.
0.00% due 12/01/216	190,000,000 JPY	1,850,798
Standard Pacific Corp.
1.25% due 08/01/321	1,487,000	1,697,038
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/191	10,000,000 HKD	1,529,013
Toray Industries, Inc.
0.00% due 08/30/196	130,000,000 JPY	1,373,524
International Consolidated Airlines Group S.A.
1.75% due 05/31/181	500,000 EUR	1,062,618
HIS Co. Ltd.
0.00% due 08/30/196	100,000,000 JPY	947,794
NHK Spring Co. Ltd.
0.00% due 09/20/191,6	800,000	864,200
LGI Homes, Inc.
4.25% due 11/15/195	500,000	712,813
Total Consumer, Cyclical		33,747,374

Communications – 12.9%
Alcatel Lucent
0.00% due 01/30/191,6	849,000 EUR	4,441,648
4.25% due 07/01/181	210,000 EUR	1,076,139
Priceline Group, Inc.
0.35% due 06/15/201	2,443,000	3,175,900
0.90% due 09/15/211	1,014,000	1,078,643
Telecom Italia Finance S.A.
6.13% due 11/15/161	2,400,000 EUR	4,211,368
Ctrip.com International Ltd.
1.25% due 10/15/181	3,140,000	4,170,312
Liberty Media Corp.
1.38% due 10/15/231	1,894,000	1,947,269
FireEye, Inc.
1.00% due 06/01/351,5	2,184,000	1,900,080
Twitter, Inc.
1.00% due 09/15/211	2,118,000	1,873,106

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Communications – 12.9%
Yahoo!, Inc.
0.00% due 12/01/181,6	1,780,000	$ 1,785,563
American Movil BV
5.50% due 09/17/18	1,200,000 EUR	1,320,543
Ciena Corp.
4.00% due 12/15/201	845,000	1,206,766
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/201	1,177,000	1,084,311
Total Communications		29,271,648

Technology – 12.3%
Microchip Technology, Inc.
1.63% due 02/15/251,5	2,652,000	2,763,052
Synchronoss Technologies, Inc.
0.75% due 08/15/191	2,418,000	2,476,939
Lam Research Corp.
0.50% due 05/15/161	1,702,000	2,159,413
Cornerstone OnDemand, Inc.
1.50% due 07/01/181	2,065,000	2,041,769
Proofpoint, Inc.
0.75% due 06/15/201,5	1,778,000	2,002,473
Verint Systems, Inc.
1.50% due 06/01/211	1,886,000	1,913,111
ServiceNow, Inc.
0.00% due 11/01/181,6	1,394,000	1,741,629
Red Hat, Inc.
0.25% due 10/01/191	1,280,000	1,640,000
Intel Corp.
3.48% due 12/15/351	1,229,000	1,565,438
Ingenico Group
0.00% due 06/26/226	753,200 EUR	1,530,838
NVIDIA Corp.
1.00% due 12/01/181	1,015,000	1,488,878
Citrix Systems, Inc.
0.50% due 04/15/191	1,105,000	1,262,463
ON Semiconductor Corp.
1.00% due 12/01/201,5	1,250,000	1,234,375
SanDisk Corp.
1.50% due 08/15/171	726,000	1,161,600

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Technology – 12.3% (continued)
Micron Technology, Inc.
3.00% due 11/15/431	1,174,000	$ 1,068,340
Akamai Technologies, Inc.
0.00% due 02/15/191,6	1,040,000	1,054,955
BroadSoft, Inc.
1.00% due 09/01/221,5	905,000	925,928
Total Technology		28,031,201

Consumer, Non-cyclical – 11.1%
Molina Healthcare, Inc.
1.63% due 08/15/441	1,841,000	2,264,430
HealthSouth Corp.
2.00% due 12/01/431	1,873,000	2,049,764
Brookdale Senior Living, Inc.
2.75% due 06/15/181	1,796,000	1,876,820
Isis Pharmaceuticals, Inc.
1.00% due 11/15/211,5	1,840,000	1,841,149
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/201	1,244,000	1,811,575
Ablynx N.V.
3.25% due 05/27/201	1,100,000 EUR	1,419,862
Qiagen N.V.
0.88% due 03/19/211	1,200,000	1,345,979
Jazz Investments I Ltd.
1.88% due 08/15/211	1,180,000	1,257,438
Wright Medical Group, Inc.
2.00% due 02/15/201,5	1,276,000	1,212,200
Euronet Worldwide, Inc.
1.50% due 10/01/441,5	937,000	1,199,946
J Sainsbury plc
1.25% due 11/21/19	700,000 GBP	1,160,539
Hologic, Inc.
0.00% due 12/15/431,7,8	900,000	1,144,688
Gilead Sciences, Inc.
1.63% due 05/01/161	239,000	1,141,674
NuVasive, Inc.
2.75% due 07/01/171	881,000	1,110,611
DP World Ltd.
1.75% due 06/19/241	1,000,000	1,095,000
Horizon Pharma Investment Ltd.
2.50% due 03/15/221,5	1,035,000	893,981

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Consumer, Non-cyclical – 11.1% (continued)
Illumina, Inc.
0.50% due 06/15/211	827,000	$ 890,576
Macquarie Infrastructure Company LLC
2.88% due 07/15/191	627,000	731,631
Array BioPharma, Inc.
3.00% due 06/01/201	695,000	721,497
Total Consumer, Non-cyclical		25,169,360

Industrial – 9.1%
Deutsche Post AG
0.60% due 12/06/191	1,700,000 EUR	2,529,632
Cemex SAB de CV
3.72% due 03/15/201	2,406,000	2,156,378
OSG Corp.
0.00% due 04/04/226	140,000,000 JPY	1,680,754
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/191	1,500,000	1,671,285
Ebara Corp.
0.00% due 03/19/181,6	167,000,000 JPY	1,643,360
Larsen & Toubro Ltd.
0.68% due 10/22/191	1,646,000	1,637,358
MISUMI Group, Inc.
0.00% due 10/22/181,6	1,300,000	1,553,500
Japan Airport Terminal Co. Ltd
0.00% due 03/04/226	150,000,000 JPY	1,451,212
Zhen Ding Technology Holding Ltd.
0.00% due 06/26/191,6	1,300,000	1,386,125
Daifuku Co., Ltd.
0.00% due 10/02/176	125,000,000 JPY	1,340,118
Implenia AG
0.50% due 06/30/221	1,020,000 CHF	1,013,792
Kawasaki Kisen Kaisha Ltd.
0.00% due 09/26/186	100,000,000 JPY	896,002
BW Group Ltd.
1.75% due 09/10/19	1,000,000	860,000
Vishay Intertechnology, Inc.
2.25% due 11/15/401	879,000	770,224
Total Industrial		20,589,740

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.6% (continued)
Utilities – 1.6%
CenterPoint Energy, Inc.
3.94% due 09/15/291,7	41,140	$ 2,589,352
ENN Energy Holdings Ltd.
0.00% due 02/26/186	1,000,000	1,141,250
Total Utilities		3,730,602

Energy – 1.2%
Whiting Petroleum Corp.
1.25% due 04/01/201,5	1,932,000	1,711,027
RAG-Stiftung
0.00% due 02/18/216	800,000 EUR	1,042,348
Total Energy		2,753,375

Diversified – 0.4%
Misarte
3.25% due 01/01/161	477,500 EUR	907,882

Basic Materials – 0.3%
B2Gold Corp.
3.25% due 10/01/181	825,000	692,484
Total Convertible Bonds
(Cost $188,873,573)		190,227,596

CORPORATE BONDS†† – 46.3%
Consumer, Non-cyclical – 8.7%
Tenet Healthcare Corp.
6.00% due 10/01/201	2,000,000	2,170,000
4.50% due 04/01/211	1,080,000	1,085,400
HCA, Inc.
5.00% due 03/15/241	2,465,000	2,545,113
Prospect Medical Holdings, Inc.
8.38% due 05/01/191,5	2,264,000	2,397,010
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/251,5	2,557,000	2,163,861
HealthSouth Corp.
5.75% due 09/15/251,5	1,628,000	1,629,018
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	1,125,000	1,153,125
United Rentals North America, Inc.
5.75% due 11/15/241	1,080,000	1,101,600
Concordia Healthcare Corp.
9.50% due 10/21/225	1,085,000	1,068,725

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 46.3% (continued)
Consumer, Non-cyclical – 8.7% (continued)
Land O’Lakes Capital Trust I
7.45% due 03/15/281,5	1,000,000	$ 1,065,000
Sotheby’s
5.25% due 10/01/221,5	1,033,000	1,007,175
Cenveo Corp.
8.50% due 09/15/225	1,240,000	917,600
Ahern Rentals, Inc.
7.38% due 05/15/231,5	806,000	753,610
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/251,5	600,000	598,500
Total Consumer, Non-cyclical		19,655,737

Financial – 7.4%
Credit Agricole S.A.
7.88%1,3,5,9	3,525,000	3,625,895
Synovus Financial Corp.
7.88% due 02/15/191	2,102,000	2,367,378
Corrections Corporation of America
4.63% due 05/01/231	1,297,000	1,280,788
5.00% due 10/15/221	330,000	335,775
Equinix, Inc.
5.75% due 01/01/251	1,473,000	1,542,968
E*TRADE Financial Corp.
4.63% due 09/15/231	1,352,000	1,399,320
Credit Acceptance Corp.
7.38% due 03/15/231,5	990,000	1,027,125
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19	930,000	960,225
International Lease Finance Corp.
8.75% due 03/15/17	836,000	903,925
Ally Financial, Inc.
5.13% due 09/30/241	825,000	872,396
CIT Group, Inc.
5.00% due 05/15/17	836,000	863,588
Navient Corp.
6.00% due 01/25/17	836,000	859,993
DuPont Fabros Technology, LP
5.63% due 06/15/231	660,000	679,800
AerCap Ireland Capital Limited / AerCap Global Aviation Trust
4.63% due 10/30/20	150,000	155,813
Total Financial		16,874,989

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 46.3% (continued)
Industrial – 6.7%
Masco Corp.
4.45% due 04/01/251	1,550,000	$ 1,557,750
MasTec, Inc.
4.88% due 03/15/231	1,620,000	1,364,850
TransDigm, Inc.
6.50% due 07/15/24	1,318,000	1,347,655
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.13% due 04/15/191	1,283,000	1,308,660
Energizer Holdings, Inc.
5.50% due 06/15/251,5	1,155,000	1,180,988
Eletson Holdings
9.63% due 01/15/221,5	1,240,000	1,143,899
Boise Cascade Co.
6.38% due 11/01/201	1,070,000	1,112,800
Cleaver-Brooks, Inc.
8.75% due 12/15/191,5	1,085,000	1,049,846
Navios Maritime Holdings Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/221,5	930,000	734,700
8.13% due 02/15/19	387,000	284,445
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/211,5	1,054,000	1,013,158
Ball Corp.
5.25% due 07/01/251	930,000	948,600
Waterjet Holdings, Inc.
7.63% due 02/01/201,5	910,000	921,375
KLX, Inc.
5.88% due 12/01/221,5	775,000	794,859
Dispensing Dynamics International
12.50% due 01/01/185	575,000	569,250
Total Industrial		15,332,835

Energy – 6.4%
Tesoro Corp.
5.13% due 04/01/241	1,201,000	1,219,014
Western Refining, Inc.
6.25% due 04/01/211	1,071,000	1,071,000
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/231	1,157,000	1,058,655
Continental Resources, Inc.
5.00% due 09/15/221	1,162,000	1,045,800
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/201	990,000	1,044,450

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 46.3% (continued)
Energy – 6.4% (continued)
CONSOL Energy, Inc.
8.00% due 04/01/231,5	1,472,000	$ 1,034,080
Noble Energy, Inc.
5.88% due 06/01/241	1,007,000	1,012,860
SESI LLC
6.38% due 05/01/191	1,007,000	999,448
Southwestern Energy Co.
4.95% due 01/23/251	1,085,000	948,250
Marathon Oil Corp.
3.85% due 06/01/251	1,008,000	907,987
Regency Energy Partners LP / Regency Energy Finance Corp.
5.88% due 03/01/221	825,000	848,323
Murphy Oil Corp.
3.70% due 12/01/221	975,000	798,945
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
6.50% due 04/15/211	825,000	771,375
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/231	726,000	744,150
Cimarex Energy Co.
4.38% due 06/01/241	660,000	657,665
Hess Corp.
3.50% due 07/15/241	330,000	308,096
Total Energy		14,470,098
Basic Materials – 5.5%
Celanese US Holdings LLC
5.88% due 06/15/211	1,516,000	1,637,279
4.63% due 11/15/221	1,085,000	1,094,494
Commercial Metals Co.
4.88% due 05/15/231	1,581,000	1,407,090
Blue Cube Spinco, Inc.
10.00% due 10/15/251,5	1,085,000	1,182,650
TPC Group, Inc.
8.75% due 12/15/201,5	1,085,000	892,521
St. Barbara Ltd.
8.88% due 04/15/185	930,000	888,150
Sappi Papier Holding GmbH
6.63% due 04/15/211,5	800,000	808,000
Compass Minerals International, Inc.
4.88% due 07/15/241,5	775,000	757,563
First Quantum Minerals Ltd.
7.00% due 02/15/211,5	1,009,000	751,705

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 46.3% (continued)
Basic Materials – 5.5% (continued)
Tronox Finance LLC
7.50% due 03/15/225	852,000	$ 604,920
Novasep Holding SAS
8.00% due 12/15/165	575,000	554,875
A Schulman, Inc.
6.88% due 06/01/231,5	490,000	488,775
Appvion, Inc.
9.00% due 06/01/205	1,125,000	461,250
Hexion, Inc.
8.88% due 02/01/18	495,000	381,150
Steel Dynamics, Inc.
5.25% due 04/15/23	356,000	347,990
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/225	260,000	259,350
Total Basic Materials		12,517,762

Communications – 5.3%
Frontier Communications Corp.
11.00% due 09/15/251,5	1,860,000	1,954,153
CenturyLink, Inc.
6.75% due 12/01/231	1,860,000	1,852,839
Neptune Finco Corp.
10.88% due 10/15/251,5	1,570,000	1,679,900
Sprint Communications, Inc.
7.00% due 03/01/201,5	1,490,000	1,568,225
West Corp.
5.38% due 07/15/221,5	1,395,000	1,333,968
EarthLink Holdings Corp.
7.38% due 06/01/201	1,217,000	1,262,638
Radio One, Inc.
7.38% due 04/15/221,5	1,000,000	933,750
ViaSat, Inc.
6.88% due 06/15/201	662,000	694,273
GCI, Inc.
6.88% due 04/15/251	372,000	385,020
Telesat Canada / Telesat LLC
6.00% due 05/15/171,5	350,000	356,125
Total Communications		12,020,891

See notes to financial statements.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		October 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 46.3% (continued)
Consumer, Cyclical – 4.9%
Dana Holding Corp.
5.50% due 12/15/241	1,659,000	$ 1,663,147
Scientific Games International, Inc.
10.00% due 12/01/221	1,240,000	1,103,600
CVS Health Corp.
5.00% due 12/01/241,5	990,000	1,101,626
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/221	825,000	763,125
7.00% due 06/15/23	310,000	292,950
Fiat Chrysler Automobiles N.V.
5.25% due 04/15/231	942,000	942,000
Brookfield Residential Properties, Inc.
6.38% due 05/15/251,5	930,000	$897,450
Carlson Wagonlit BV
6.88% due 06/15/191,5	750,000	788,438
Regal Entertainment Group
5.75% due 02/01/251	786,000	775,193
MGM Resorts International
6.00% due 03/15/231	660,000	671,550
7.75% due 03/15/22	69,000	76,849
First Cash Financial Services, Inc.
6.75% due 04/01/211	688,000	689,720
Speedway Motorsports, Inc.
5.13% due 02/01/231	660,000	666,600
Travelex Financing plc
8.00% due 08/01/181,5	375,000 GBP	605,223
VistaJet Malta Finance plc / VistaJet Company Finance LLC
7.75% due 06/01/201,5	117,000	101,790
Total Consumer, Cyclical		11,139,261

Technology – 1.0%
First Data Corp.
11.75% due 08/15/21	957,950	1,094,458
5.38% due 08/15/231,5	660,000	673,200
2.63% due 01/15/211	415,000	476,731
Total Technology		2,244,389

Diversified – 0.4%
Horizon Pharma Financing, Inc.
6.63% due 05/01/231,5	1,162,000	1,010,940
Total Corporate Bonds
(Cost $106,822,206)		105,266,902

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,9 – 1.3%
Consumer, Non-cyclical – 0.6%
Sprint Industrial Holdings LLC
11.25% due 11/14/19	1,000,000	$ 785,001
Caraustar Industries, Inc.
8.00% due 05/01/19	526,735	526,955
Total Consumer, Non-cyclical		1,311,956

Basic Materials – 0.6%
Vertellus Specialties, Inc.
10.50% due 10/31/19	816,750	726,907
Fortescue Resources August 2006 Pty Ltd.
4.25% due 06/30/19	978,321	831,328
Total Basic Materials		1,558,235
Total Senior Floating Rate Interests
(Cost $3,084,323)		2,870,191
Total Investments – 174.5%
(Cost $398,775,122)		$ 396,905,084
	Contracts
(100 shares per contract)		Value

CALL OPTIONS WRITTEN†,* – (0.2)%
Call options on:
Gilead Sciences, Inc. Expiring November 2015 with strike price of $110.00	217	$ (42,315)
Royal Caribbean Cruises Ltd. Expiring December 2015 with strike price of $100.00	169	(50,700)
Citigroup, Inc. Expiring November 2015 with strike price of $52.50	344	(50,912)
Apple, Inc. Expiring November 2015 with strike price of $115.00	170	(90,950)
General Motors Co. Expiring November 2015 with strike price of $34.00	908	(126,212)
MGM Resorts International Expiring November 2015 with strike price of $22.00	813	(130,080)
Total Call Options Written
(Premiums received $322,657)		(491,169)
Other Assets & Liabilities, net – (74.3)%		(168,982,805)
Total Net Assets – 100.0%		$ 227,431,110

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs —See Note 2.
††	Value determined based on Level 2 inputs—See Note 2.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2015, the total value of the positions segregated was $257,829,379.

2	All or a portion of these securities represent cover for outstanding written option. As of October 31, 2015, the total value of the positions segregated was $13,737,687.

See notes to financial statements.

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

3	Perpetual maturity.
4	Rate indicated is the 7-day yield as of October 31, 2015.
5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $67,325,904 (cost $69,723,267), or 29.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Zero coupon rate security.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security is an accreting bond until December 15, 2017 with a 4.00% principal accretion rate, and then accretes at a 2% principal accretion rate until maturity.
9	Variable rate security. The rate indicated is the rate effective as of October 31, 2015.

ADR A.G. B.V. CAD CHF EUR GBP GmbH HKD JPY N.V. plc PJSC Pty REIT S.A. SAB de CV SpA
American Depositary Receipt
Stock Corporation
Limited Liability Company
Canadian Dollar
Swiss Francs
Euro
British Pound
Limited Liability
Hong Kong Dollar
Japanese Yen
Publicly Traded Company
Public Limited Company
Private Joint Stock Company
Proprietary
Real Estate Investment Trust
Corporation
Publicly Traded Company
Limited Share Company

See Sector Classification in Fund Information section.

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2015 (See Note 2):

		Level 2
		Significant	Level 3
	Level 1	Other	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets
Convertible Bonds	$–	$190,227,596	$–	$190,227,596
Corporate Bonds	–	105,266,902	–	105,266,902
Senior Floating Rate Interests	–	2,870,191	–	2,870,191
Convertible Preferred Stocks	38,261,487	–	–	38,261,487
Common Stocks	51,285,329	–	–	51,285,329
Short Term Investments	8,993,579	–	–	8,993,579
Forward Foreign Currency
Exchange Contracts	–	1,598,012	–	1,598,012
Total	$98,540,395	$299,962,701	$	$398,503,096
Liabilities
Forward Foreign Currency
Exchange Contracts	$–	$210,926	$	$210,926
Call Options Written	491,169	–	–	491,169
Credit Default Swaps	–	522,219	–	522,219
Total	$491,169	$733,145	$	$1,224,314

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended October 31, 2015:

Level 3 Holdings	Convertible Bonds
Beginning Balance at 10/31/14	$5,680
Realized Gain/Loss	(2,713,731)
Change in Unrealized Gain/Loss	2,708,051
Ending Balance at 10/31/15	$–

There were no transfers between valuation levels during the year ended October 31, 2015.

See notes to financial statements.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2015

ASSETS:
Investments, at value (Cost $398,775,122)	$396,905,084
Cash	875,423
Restricted cash	300,000
Foreign currency, at value (Cost $14,246)	13,916
Unrealized appreciation on forward foreign currency exchange contracts	1,598,012
Receivables:
Investments sold	3,691,931
Interest	2,671,573
Dividends	96,456
Tax reclaims	14,645
Other assets	20,735
Total assets	406,187,775
LIABILITIES:
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Options written, at value (premiums received $322,657)	491,169
Upfront premiums received on swap agreements	365,218
Unrealized depreciation on swap agreements	157,001
Unrealized depreciation on forward foreign currency exchange contracts	210,926
Interest due on borrowings	28,525
Payable for:
Investments purchased	6,828,986
Investment management fees	199,302
Investment advisory fees	132,868
Administration fees	7,880
Other fees	334,790
Total liabilities	178,756,665
NET ASSETS	$227,431,110
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share, unlimited number of
shares authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	533,517,196
Distributions in excess of net investment income	(2,014,236)
Accumulated net realized loss on investments, written options,
swap agreements and foreign currency transactions	(303,277,100)
Net unrealized depreciation on investments, written options, swap agreements
and foreign currency translations	(826,991)
NET ASSETS	$227,431,110
Shares outstanding ($0.001 par value with unlimited amount authorized)	32,240,720
Net asset value, offering price and repurchase price per share	$7.05

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 31

STATEMENT OF OPERATIONS	October 31, 2015
For the Year Ended October 31, 2015
INVESTMENT INCOME:
Interest	$11,690,926
Dividends, net of foreign taxes withheld $8,315	2,513,346
Total investment income	14,204,272
EXPENSES:
Interest expense	2,812,782
Investment management fees	2,460,571
Investment advisory fees	1,640,381
Professional fees	197,726
Trustees’ fees and expenses*	159,673
Fund accounting fees	135,410
Administration fees	97,019
Insurance	58,212
Printing fees	54,818
Custodian fees	45,812
NYSE listing fees	28,626
Transfer agent fees	18,562
Other fees	580
Total expenses	7,710,172
Net investment income	6,494,100
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,328,687)
Written options	191,535
Swap agreements	(104,271)
Foreign currency transactions	8,311,675
Net realized loss	(6,929,748)
Net change in unrealized appreciation (depreciation) on:
Investments	1,292,622
Written options	(119,226)
Swap agreements	(157,001)
Foreign currency translations	(1,096,286)
Net change in unrealized depreciation	(79,891)
Net realized and unrealized loss	(7,009,639)
Net (decrease) in net assets resulting from operations	$(515,539)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		October 31, 2015

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,494,100	$7,852,866
Net realized gain (loss) on investments, written options,
swap agreements, unfunded commitments and foreign
currency transactions	(6,929,748)	10,343,404
Net change in unrealized appreciation (depreciation) on
investments, written options, swap agreements and foreign
currency translations	(79,891)	(17,450,193)
Net increase (decrease) in net assets resulting from operations	(515,539)	746,077
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(11,579,138)	(18,183,766)
Return of capital	(6,604,628)	–
Total distributions:	(18,183,766)	(18,183,766)
Net decrease in net assets	(18,699,305)	(17,437,689)
NET ASSETS:
Beginning of year	246,130,415	263,568,104
End of year	$227,431,110	$246,130,415
Distributions in excess of net investment income at
end of year	$(2,014,236)	$(3,076,721)

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	October 31, 2015
For the Year Ended October 31, 2015

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(515,539)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(1,292,622)
Net change in unrealized appreciation (depreciation) on written options	119,226
Net change in unrealized appreciation (depreciation) on swap agreements	157,001
Net change in unrealized appreciation (depreciation) on foreign currency translations	1,096,286
Net realized loss on investments	15,328,687
Net realized gain on written options	(191,535)
Purchase of long-term investments	(533,446,580)
Proceeds from sale of long-term investments	532,913,760
Net proceeds (purchases) from sale of short-term investments	1,578,572
Net amortization/accretion of premium/discount	39,952
Decrease in due from broker	455,784
Premiums received on swap agreements	365,218
Premiums received on written options	1,049,333
Cost of closing written options	(620,210)
Increase in restricted cash	(300,000)
Decrease in dividends receivable	107,322
Decrease in interest receivable	638,935
Decrease in investments sold receivable	7,552,622
Increase in tax reclaims receivable	(6,094)
Decrease in other assets	8,407
Decrease in investments purchased payable	(6,599,184)
Increase in interest due on borrowings	12,519
Decrease in investment management fees payable	(9,805)
Decrease in investment advisory fees payable	(6,537)
Decrease in administration fees payable	(327)
Decrease in trustees’ fees and expenses* payable	(872)
Increase in other fees	120,599
Net Cash Provided by Operating and Investing Activities	18,554,918
Cash Flows From Financing Activities:
Distributions to common shareholders	(18,183,766)
Net Cash Used in Financing Activities	(18,183,766)
Net increase in cash	371,152
Cash at Beginning of Period (including foreign currency)	518,187
Cash at End of Period (including foreign currency)	$889,339
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,800,263

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FINANCIAL HIGHLIGHTS						October 31, 2015
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2015	2014	2013		2012	2011

Per Share Data:
Net asset value, beginning of period	$7.63	$8.18	$7.18		$7.40	$9.25
Income from investment operations:
Net investment income(a)	0.20	0.24	0.27		0.40	0.44
Net gain (loss) on investments (realized and unrealized)	(0.22)	(0.23)	1.25		0.08	(1.41)
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	—	—	(0.01)		(0.08)	(0.08)
Total from investment operations	(0.02)	0.01	1.51		0.40	(1.05)
Less distributions from:
Net investment income	(0.36)	(0.56)	(0.56)		(0.36)	(0.35)
Return of capital	(0.20)	—	—		(0.26)	(0.45)
Total distributions to shareholders	(0.56)	(0.56)	(0.56)		(0.62)	(0.80)
Increase resulting from tender and repurchase of Auction
Market Preferred Shares (Note 9)	—	—	0.05		—	—
Net asset value, end of period	$7.05	$7.63	$8.18		$7.18	$7.40
Market value, end of period	$5.78	$6.66	$7.15		$6.66	$6.87

Total Return(b)
Net asset value	-0.30%	-0.08%	22.50	%(f)	5.80%	12.43%
Market value	-5.10%	0.60%	16.35%		6.42%	-19.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$227,431	$246,130	$263,568		$231,512	$238,685
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (in thousands)	N/A	N/A	N/A		$170,000	$170,000
Preferred shares asset coverage per share(c)	N/A	N/A	N/A		$59,046	$60,101

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued								October 31, 2015
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	October 31,	October 31,		October 31,		October 31,		October 31,
	2015	2014		2013		2012		2011

Ratio to average net assets applicable to Common Shares:
Net Investment Income, prior to the effect of dividends to preferred shares,
including interest expense	2.70%	2.98%		3.48%		5.54%		4.92%
Net Investment Income, after effect of dividends to preferred shares,
including interest expense	2.70%	2.98%		3.37%		4.46%		4.04%
Total expenses(g)	3.21%	3.06	%(e)	3.09	%(e)	2.35	%(e)	1.99%
Portfolio turnover rate	135%	249%		239%		219%		125%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$170,000	$170,000		$170,000		N/A		N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,338	$2,448		$2,550		N/A		N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.

(f)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.

(g)	Excluding interest expense, the operating expense ratio for the years ended October 31 would be:

	2015	2014	2013	2012	2011
	2.04%	1.96%	2.07%	2.35%	1.99%
N/A - Not Applicable

See notes to financial statements.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2015

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker
Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

On October 31, 2015, there was $300,000 of restricted cash as collateral posted for swap contracts.

(f) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

40 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(h) Covered Call and Put Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.

(i) Swap Agreements
The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.

(j) Forward Foreign Currency Exchange Contracts
The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.

Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(k) Senior Floating Rate Interests
Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement

42 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.

(m) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund delivers to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

44 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(n) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and trustees of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2015, the adjustments were to increase paid-in capital in excess of par by $65,284, decrease distributions in excess of net investment income by $6,147,523 and increase accumulated net realized loss by $6,212,807 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

As of October 31, 2015, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Depreciation	Appreciation on
for Tax	Unrealized	Unrealized	on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$399,880,386	$14,085,902	$(17,061,204)	$(2,975,302)	$(331,392)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2015, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$—	$(302,633,761)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.

At October 31, 2015, for federal income tax purposes, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

46 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued					October 31, 2015

Total
Expires	Expires	Expires	Unlimited	Unlimited	Capital
in 2016	in 2017	in 2019	Short-Term	Long-Term	Loss Carryforward
$130,623,500	$155,338,152	$2,393,946	$11,381,449	$2,896,714	$302,633,761

For the years ended October 31, 2015 and October 31, 2014, the tax characters of distributions paid, as reflected in the Statements of Changes in Net Assets, of $11,579,138 and $18,183,766 was ordinary income and $6,604,628 and $0 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $533,446,580 and $532,913,760, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options for the year ended October 31, 2015, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	747	$103,407
Options written during the period	8,513	1,049,333
Options expired during the period	(1,175)	(71,761)
Options closed during the period	(5,044)	(739,984)
Options assigned during the period	(420)	(18,338)
Options outstanding, end of period	2,621	$322,657

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

(b) Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of October 31, 2015, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Sell		Counterparty	Date	Value	10/31/15	(Depreciation)
CAD	330,000
for USD	248,818	The Bank of New York Mellon	12/16/15	$248,818	$252,158	$(3,340)
CAD	289,000
for USD	217,781	The Bank of New York Mellon	12/16/15	217,781	220,830	(3,049)
CAD	6,703,000
for USD	5,054,023	The Bank of New York Mellon	12/16/15	5,054,023	5,121,871	(67,848)
CAD	150,000
for USD	113,930	The Bank of New York Mellon	12/16/15	113,930	114,617	(687)
CHF	2,345,000
for USD	2,422,771	The Bank of New York Mellon	12/16/15	2,422,771	2,382,752	40,019

48 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued						October 31, 2015

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Sell		Counterparty	Date	Value	10/31/15	(Depreciation)
CHF	1,080,000
for USD	1,115,818	The Bank of New York Mellon	12/16/15	$1,115,818	$1,097,387	$18,431
EUR	32,071,000
for USD	36,319,285	The Bank of New York Mellon	12/16/15	36,319,285	35,454,916	864,369
EUR	654,000
for USD	741,008	The Bank of New York Mellon	12/16/15	741,008	723,006	18,002
EUR	559,000
for USD	625,733	The Bank of New York Mellon	12/16/15	625,733	617,982	7,751
EUR	748,000
for USD	836,679	The Bank of New York Mellon	12/16/15	836,679	826,924	9,755
EUR	150,000
for USD	171,866	The Bank of New York Mellon	12/16/15	171,866	165,827	6,039
EUR	285,000
for USD	326,396	The Bank of New York Mellon	12/16/15	326,396	315,071	11,325
EUR	242,000
for USD	274,724	The Bank of New York Mellon	12/16/15	274,724	267,534	7,190
EUR	395,000
for USD	436,479	The Bank of New York Mellon	12/16/15	436,479	436,678	(199)
EUR	1,725,000
for USD	1,891,066	The Bank of New York Mellon	12/16/15	1,891,066	1,907,010	(15,944)
EUR	14,359,000
for USD	16,261,065	The Bank of New York Mellon	12/16/15	16,261,065	15,874,065	387,000
EUR	360,000
for USD	407,894	The Bank of New York Mellon	12/16/15	407,894	397,985	9,909
EUR	900,000
for USD	1,007,030	The Bank of New York Mellon	12/16/15	1,007,030	994,962	12,068
EUR	2,975,000
for USD	3,356,098	The Bank of New York Mellon	12/16/15	3,356,098	3,288,902	67,196
EUR	515,000
for USD	586,116	The Bank of New York Mellon	12/16/15	586,116	569,339	16,777
EUR	367,000
for USD	416,627	The Bank of New York Mellon	12/16/15	416,627	405,723	10,904
EUR	823,000
for USD	909,423	The Bank of New York Mellon	12/16/15	909,423	909,837	(414)
EUR	815,000
for USD	898,375	The Bank of New York Mellon	12/16/15	898,375	900,993	(2,618)
GBP	392,000
for USD	603,692	The Bank of New York Mellon	12/16/15	603,692	605,287	(1,595)
GBP	1,175,000
for USD	1,809,535	The Bank of New York Mellon	12/16/15	1,809,535	1,814,316	(4,781)
GBP	772,000
for USD	1,188,903	The Bank of New York Mellon	12/16/15	1,188,903	1,192,044	(3,141)
JPY	58,000,000
for USD	481,280	The Bank of New York Mellon	12/16/15	481,280	481,017	263
JPY	1,631,455,500
for USD	13,579,168	The Bank of New York Mellon	12/16/15	13,579,168	13,530,307	48,861
JPY	62,000,000
for USD	515,126	The Bank of New York Mellon	12/16/15	515,126	514,191	935

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued						October 31, 2015

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Sell		Counterparty	Date	Value	10/31/15	(Depreciation)
JPY	239,000,000
for USD	1,990,837	The Bank of New York Mellon	12/16/15	$1,990,837	$1,982,121	$8,716
JPY	139,000,000
for USD	1,162,087	The Bank of New York Mellon	12/16/15	1,162,087	1,152,782	9,305
JPY	135,000,000
for USD	1,128,763	The Bank of New York Mellon	12/16/15	1,128,763	1,119,608	9,155
JPY	120,000,000
for USD	1,001,335	The Bank of New York Mellon	12/16/15	1,001,335	995,207	6,128
NOK	4,076,000
for USD	496,595	The Bank of New York Mellon	12/16/15	496,595	481,328	15,267
						$1,481,749

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Buy		Counterparty	Date	Value	10/31/15	(Depreciation)
CAD	360,445
for USD	273,846	The Bank of New York Mellon	11/2/15	$273,846	$275,495	$1,649
EUR	628,000
for USD	704,911	The Bank of New York Mellon	12/16/15	704,911	694,262	(10,649)
EUR	498,000
for USD	561,040	The Bank of New York Mellon	12/16/15	561,040	550,546	(10,494)
EUR	745,000
for USD	838,422	The Bank of New York Mellon	12/16/15	838,422	823,607	(14,815)
EUR	100,000
for USD	114,056	The Bank of New York Mellon	12/16/15	114,056	110,551	(3,505)
EUR	1,199,341
for USD	1,313,854	The Bank of New York Mellon	11/2/15	1,313,854	1,324,852	10,998
EUR	541,000
for USD	609,537	The Bank of New York Mellon	12/16/15	609,537	598,083	(11,454)
EUR	485,000
for USD	541,834	The Bank of New York Mellon	12/16/15	541,834	536,174	(5,660)
EUR	400,000
for USD	447,422	The Bank of New York Mellon	12/16/15	447,422	442,206	(5,216)
EUR	488,000
for USD	559,138	The Bank of New York Mellon	12/16/15	559,138	539,491	(19,647)
JPY	16,000,000
for USD	133,687	The Bank of New York Mellon	12/16/15	133,687	132,694	(993)
JPY	80,000,000
for USD	668,645	The Bank of New York Mellon	12/16/15	668,645	663,472	(5,173)
JPY	70,000,000
for USD	585,509	The Bank of New York Mellon	12/16/15	585,509	580,538	(4,971)
NOK	4,076,000
for USD	496,060	The Bank of New York Mellon	12/16/15	496,060	481,327	(14,733)
						$(94,663)
Total unrealized appreciation for forward foreign currency exchange contracts						$1,387,086

50 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(c) Swap Agreements
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

Details of the credit default swap agreements outstanding as of October 31, 2015 are as follows:

								Upfront
			Protection			Notional		Premiums	Unrealized
Reference		Buy/Sell	Premium	Maturity	Credit	Principal	Market	Paid	Appreciation
Entity	Counterparty	Protection	Rate	Date	Rating1	($000)	Value	(Received)	(Depreciation)
Tegna, Inc.	Citibank, NA	Buy	5.00%	12/20/2020	BB+	$1,680	$(242,357)	$(169,714)	$(72,643)
Tegna, Inc.	JP Morgan Chase
	Bank, NA	Buy	5.00%	12/20/2020	BB+	1,940	(279,862)	(195,504)	(84,358)
							$(522,219)	$(365,218)	$(157,001)
1 Credit rating as issued by Standard & Poor’s

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2015.

Statement of Asset and Liability
Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation		Unrealized depreciation on
	on forward foreign currency		forward foreign currency
	exchange contracts	$1,598	exchange contracts	$211
Equity risk	Investments in securities	–	Options written	491
Credit risk	Unrealized appreciation		Unrealized depreciation
	on swap agreements	–	on swap agreements	157
Total		$1,598		$859

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2015.

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives

Derivatives not accounted for		Swap	Foreign Currency
as hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$ (596)	$ –	$ –	$ (596)
Credit risk	–	(104)	–	(104)
Foreign exchange risk	–	–	8,905	8,905
Total	$ (596)	$ (104)	$ 8,905	$ 8,205
Change in Unrealized (Depreciation) on Derivatives

Primary		Swap	Foreign Currency
Risk Exposure	Options	Agreements	Translations	Total
Equity risk	$ 413	$ –	$ –	$ 413
Credit risk	–	(157)	–	(157)
Foreign exchange risk	–	–	(1,108)	(1,108)
Total	$ 413	$ (157)	$ (1,108)	$ (852)

52 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Derivative Volume
Options Contracts:
Average Number of Contacts Written	713
Average Number of Contacts Purchased	–	*

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$686,593
Average Settlement Value Sold	$2,371,637

Swap Contracts:
Average Notional Value	$4,650,000
* The average number of contracts purchased from November 1, 2014 to November 17, 2014 was 2,906.

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Note 7 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

Master Repurchase Agreements govern repurchase and reverse repurchase agreements between the Fund and the counterparties. Master Repurchase Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized,

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward Foreign
Mellon	Currency Exchange
	Contracts	$1,598,012	$–	$1,598,012	$(210,926)	$–	$–	$1,387,086

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Bank of America	Reverse Repurchase
Merrill Lynch	Agreement	$70,000,000	$–	$70,000,000	$–	$(70,000,000)	$–	$–
Bank of New	Forward Foreign
York Mellon	Currency Exchange
	Contracts	210,926	–	210,926	(210,926)	–	–	–
Citibank, NA	Swap Agreements	72,643	–	72,643	–	–	–	72,643
JP Morgan Chase
Bank, NA	Swap Agreements	84,358	–	84,358	–	–	(84,358)	–

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $55,757,717.

Note 8 – Capital:

Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2015 or the year ended October 31, 2014.

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

54 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	350,000	June 20, 2013

Note 9 – Borrowings:
On November 9, 2012 the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the margin loan agreement and $100,000,000 was outstanding at period end. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $70,000,000 was outstanding in connection with the reverse repurchase agreement at period end. The interest rate on the reverse repurchase agreement is 1.63%.

The average borrowings for the year was $170,000,000 at an average interest rate of 1.685%.

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to- Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Fund. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund has adopted the ASU.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2015, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 - 90	Greater than
	Continuous	30 days	days	90 days	Total

Convertible
Preferred
Stock	$–	$–	$7,227,645	$–	$7,227,645
Convertible Bonds	–	–	28,897,979	–	28,897,979
Corporate Bonds	–	–	33,874,376	–	33,874,376
Total Borrowings	$–	$–	$70,000,000	$–	$70,000,000
Gross amount of
recognized
liabilities for
reverse
repurchase
agreements	$–	$–	$70,000,000	$–	$70,000,000

As of October 31, 2015, the Fund has collateral of $257,829,379 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party,

56 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Events:
On December 9, 2015, the Fund terminated its $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch. Concurrent with this termination on December 9, the Fund entered into a $70,000,000 reverse repurchase agreement with Societe Generale with an initial scheduled expiration date of December 9, 2017. The interest rate on the reverse repurchase agreement is 2.34%.

On November 2, 2015, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on November 30, 2015 to shareholders of record on November 13, 2015.

On December 1, 2015, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on December 31, 2015 to shareholders of record on December 15, 2015.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements other than the events disclosed above.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2015

To the Board of Trustees and Shareholders of
Advent Claymore Convertible Securities and Income Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) at October 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

58 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2015

Federal Income Tax Information
Qualified dividend income of as much as $2,374,206 was received by the Fund through October 31, 2015. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $1,981,527 of investment income (dividend income plus short-term gains, if any), qualified for the dividends -received deduction.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2015, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .

	% Qualifying Interest
		58.65%
In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 30, 2015. Shareholders voted on the election of Trustees.

With regards to the election of the following Class III Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy V. Maitland	28,107,210	403,583	544,368
Ronald A. Nyberg	28,099,366	434,446	521,349

The other Trustees of the Fund whose terms did not expire in 2015 are Randall C. Barnes, Daniel L. Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address	Term of		Number of
Year of Birth and	Office and		Portfolios in
Position(s) Held	Length of		Fund Complex**	Other Directorships
with Trust	Time Served*	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2007	Current: Private Investor (2001-present).	106	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer,
PepsiCo, Inc. (1993-1997), President, Pizza Hut
International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development
of PepsiCo, Inc. (1987-1990).

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued				October 31, 2015

Name, Address	Term of		Number of
Year of Birth and	Office and		Portfolios in
Position(s) Held	Length of		Fund Complex**	Other Directorships
with Trust	Time Served*	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustee
Independent Trustees continued:
Daniel L. Black+	Since 2007	Current: Managing Partner, the Wicks Group of	3	Current: Harlem Lacrosse & Leadership Inc. (2014-
Year of birth: 1960		Cos., LLC (2003-present).		present); Bendon Publishing International (2012-
Trustee				present); Antenna International, Inc. (2010-present);
		Former: Managing Director and Co-Head of the		Bonded Services, Ltd. (2011- present).
Merchant Banking Group at BNY Capital Markets,
		a division of BNY Mellon (1998-2003); and Co-		Former: Penn Forest Education Group, Inc. (2007-
		Head of U.S. Corporate Banking at BNY Mellon		2009).
(1995-1998).
Derek Medina+	Since 2007	Current: Senior Vice President, Business Affairs at	3	Current: Young Scholar’s Institute. (2005- present);
Year of birth: 1966		ABC News (2008-present).		Oliver Scholars (2011-present).
Trustee
Former: Vice President, Business Affairs and News
Planning at ABC News (2003-2008); Executive
Director, Office of the President at ABC News (2000-
2003). Associate at Cleary Gottlieb Steen & Hamilton
(law firm) (1995-1998). Associate in Corporate
Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-	108	Current: Edward-Elmhurst Healthcare System (2012-
Year of birth: 1953		present).		present).
Trustee and Chairman of
the Nominating and		Former: Executive Vice President, General Counsel
Governance Committee		and Corporate Secretary, Van Kampen Investments
(1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2007	Current: Managing Partner of Seizert Capital	3	Current: University of Toledo Foundation (2013-present);
Year of birth: 1952		Partners, LLC, where he directs the equity		Beaumont Hospital (2012-present).
Trustee		disciplines of the firm

Former: Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment Officer-
Equities of Munder Capital Management, LLC
(1995-1999). Vice President and Portfolio
Manager of Loomis, Sayles & Co., L.P. (asset
manager) (1984-1995). Vice President and
Portfolio Manager at First of America Bank
(1978-1984).

60 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued				October 31, 2015

Name, Address	Term of		Number of
Year of Birth and	Office and		Portfolios in
Position(s) Held	Length of		Fund Complex**	Other Directorships
with Trust	Time Served*	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustee
Independent Trustees continued:
Michael A. Smart+	Since 2007	Current: Managing Partner, Herndon Equity Partners	3	Current: President & Chairman, Board
Year of birth: 1960		(July 2014-present), Managing Partner, Cordova,		of Directors, Berkshire Blanket Holdings,
Trustee		Smart & Williams, LLC (2003-present).		Inc. (2006- present); President and
Chairman, Board of Directors,
		Former: Managing Director in Investment Banking-the		Sqwincher Holdings (2006-present);
		Private Equity Group (1995-2001) and a Vice		Board of Directors, Sprint Industrial
		President in Investment Banking-Corporate Finance		Holdings (2007-present); Vice
		(1992-1995) at Merrill Lynch & Co.; Founding Partner		Chairman, Board of Directors, National
		of The Carpediem Group, a private placement firm		Association of Investment Companies
		(1991-1992); Associate at Dillon, Read and Co.		(“NAIC”) (2010-present). Trustee, The
		(investment bank) (1988-1990).		Mead School (2014-Present).
Interested Trustees:
Tracy V. Maitland+†	Since 2007	Current: President of Advent Capital Management,	3	None.
Year of birth: 1960		LLC, which he founded in June 2001.
Trustee,
Chairman, President and Chief		Former: Prior to June 2001, President of Advent
Executive Officer		Capital Management, a division of Utendahl Capital.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2016 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Michael A. Smart and Mr. Daniel L. Black, are the Class II Trustees. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers:

Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief
	Financial		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

62 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 63

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866)488-3559 or online at www.computershare.com/investor.

64 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2015

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Funds and the services and personnel of Advent and Guggenheim and their affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in their deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK, AGC and LCM by Advent under the Investment Management Agreements, and to AGC and LCM by Guggenheim under the Investment Advisory Agreements. The Independent Trustees reviewed and considered the responses of Advent and Guggenheim to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background, experience and expertise of the management and other personnel of Advent and Guggenheim. The reputation and compliance history of Advent and Guggenheim was discussed, along with the financial condition of Advent and the ability of Guggenheim and its affiliates to provide services to the Funds.

The Independent Trustees evaluated the capabilities of Advent and Guggenheim, including their resources, reputation and other attributes, and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and Guggenheim to the Funds. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Funds, including the increasing involvement of Mr. Maitland, and in other personnel at both Advent and Guggenheim.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Funds’ chief compliance officer.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK, AGC and LCM by Advent and the investment advisory services provided to AGC and LCM by GFIA.

Fund Performance and Expenses
The Independent Trustees considered the performance results for AVK, AGC and LCM on a market price and net asset value basis over various time periods. They also considered the result of each Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Funds in terms of investment strategy (each group, a “Peer Group” and collectively, the "Peer Groups"). They recognized that the number of other funds in the Peer Group was small

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 65

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)	October 31, 2015

and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Funds.

AVK underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014. AVK similarly had trailed the Merrill Lynch All Convertibles Index (based on net asset value) over the one-, three- and five-years ended October 31, 2014, but outperformed the Merrill Lynch U.S. High Yield Master II index during the three and five year periods.

AGC underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

LCM underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

The Board noted that it had discussed with Fund management the past underperformance of the Funds at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to address the Funds’ underperformance, which includes enhancement to risk management implementation, changes to investment guidelines and repositioning of the portfolio teams, and will continue to monitor performance on an on-going basis. The Board discussed the recent repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the significant improvement of the performance of the Funds in the relatively short time period after the completion of the transition to the three-sleeve model and after Advent made advantageous decisions in respect of asset allocations available under its new mandate. The Independent Trustees noted management’s representation that performance was improving and management’s expectation that this trend in performance could continue.

The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered information regarding AVK’s, AGC's and LCM’s total expense ratios relative to their peers. AVK has a slightly higher expense ratio than four of its peers (excluding interest expense). AGC has a higher expense ratio than its two peers. LCM has a higher expense ratio than two peer funds and a lower expense ratio than its other peer fund. The Independent Trustees acknowledged that the expense ratios of LCM, AGC and AVK were often higher than expense ratios of certain Peer Group funds because of LCM, AGC and AVK’s use of leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small sizes of the Funds and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ definitions of expenses may differ from those used for the Funds. The Independent Trustees considered that the Funds benefited from the use of leverage despite the costs.

66 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)	October 31, 2015

Based on the above-referenced considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreements of AVK, AGC and LCM and the Investment Advisory Agreements of AGC and LCM.

Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rates for AVK, AGC and LCM and the investment advisory fee rates for AGC and LCM (collectively, the “Management Agreement Rates”) payable by AVK, AGC and LCM to Advent and by AGC and LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the other funds in the relevant Peer Group. The Independent Trustees concluded that the fees were fair and reasonable based on relevant factors, including AVK’s, AGC’s and LCM’s performance results and fees relative to their respective Peer Groups.

Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and Guggenheim based on the Management Agreement Rates. The Independent Trustees also discussed with Fund management the methodology used to determine profitability. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and LCM and investment management and other services to AVK, AGC and LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AVK, AGC and LCM were not unreasonable.

Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, AGC and LCM, whether AVK, AGC and LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim to their other clients. In particular, Advent confirmed that the Funds differ from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to private funds and separate accounts. In addition, Guggenheim noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

Conclusion
After consideration of the factors discussed above, the Board, including the Independent Directors, unanimously voted to approve each Investment Management Agreement and each Investment Advisory Agreement for an additional one-year term.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 67

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

FUND INFORMATION	October 31, 2015

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an “interested person” of the Fund
  as defined in the Investment Company Act of
  1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Edward C. Delk
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Manager
Advent Capital Management, LLC
New York, NY

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Transfer Agent
Computershare Trust
Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

70 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND INFORMATION continued	October 31, 2015

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Hart Woodson (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3359 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 71

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2 Analyze the quality of issues to help manage downside risk;

3 Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF - AGC - AR - 1015

Item 2.  Code of Ethics.

a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $95,000 and $91,300 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,900 and $17,100 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $18,600 and $861,100 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, Hart Woodson, and Paul Latronica (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2015:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Tony Huang	2014	Vice President, Portfolio Management & Research at Advent Capital Management, LLC; formerly at Essex Investment Management and Fidelity Investment.
David Hulme	2014
Managing Director at Advent Capital Management, LLC; formerly, Investment Director and Portfolio Manager at Van Eck Global Asset Management, Investment Analyst at Peregrine Asset Management, and Deputy Manager of the Financial Markets Group at PriceWaterhouse.

Michael Brown	2014
Managing Director at Advent Capital Management, LLC; formerly, Director at Evergreen Investments, and also worked in portfolio management and analyst capacities at Duetsche Asset Management, Merrill Lynch Investment Management, and Eagle Asset Management.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2015:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0.00	0	$0.00
Other pooled investment vehicles	2	$233,772,763.20	2	$233,772,763.20
Other accounts	418	$4,543,698,982.83	1	$253,699,609.18

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$672,586,731.34	0	$0.00
Other accounts	384	$3,067,208,815.52	2	$469,722,339.95

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$584,465,914.70	0	$0.00
Other pooled investment vehicles	4	$1,293,115,111.70	0	$0.00
Other accounts	7	$1,128,501,545.08	2	$469,722,339.95

David Hulme

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$620,528,380.36	0	$0.00
Other accounts	41	$2,604,991,712.39	1	$253,699,609.18

Tony Huang

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

Michael Brown

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001- $500,000
Paul Latronica	$10,001- $50,000
Hart Woodson	$10,001 - $50,000

Tony Huang	$50,001-$100,000
David Hulme	$50,001-$100,000
Michael Brown	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)        Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:          /s/ Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 8, 2016

By:          /s/ Robert White

Name:     Robert White

Title:       Treasurer and Chief Financial Officer

Date:       January 8, 2016